                                                                EXHIBIT NO. 3.6

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is dated for reference the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                 OF THE FIRST PART

AND:           LARRY W. REAUGH
               1011 Balsam Street
               White Rock, B.C.
               V4B 4J3

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is a director of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be a director of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 105,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while a director of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be a director of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    ----------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:

                                           ----------------------------------
                                           Larry W. Reaugh
--------------------------------------

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                 OF THE FIRST PART

AND:           LEANNE REAUGH
               1011 Balsam Street
               White Rock, B.C.
               V4B 4J3

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is a director of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:


1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be a director of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 40,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while a director of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be a director of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    -----------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                           ----------------------------------
-----------------------------------        Leanne Reaugh

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                 OF THE FIRST PART

AND:           RONALD MOREHEAD
               P.O. Box 246
               Mariposa, California
               95338

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is a director of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:


1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be a director of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 40,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while a director of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be a director of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    -----------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                           ----------------------------------
-----------------------------------        Ronald Morehead

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                 OF THE FIRST PART

AND:           SANDRA BETTIS
               #78-1973 Winfield
               Abbotsford, B.C.
               V3G 1K6

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is a director of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:


1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be a director of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 40,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while a director of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be a director of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    -------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                           ----------------------------------
-----------------------------------        Sandra Bettis

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                 OF THE FIRST PART

AND:           ERIC GILSTEAD
               7965 Rosewood Street
               Burnaby, B.C.
               V5E 2H4

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is an employee of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:


1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be an employee of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 25,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while an employee of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be an employee of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    -------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                           ----------------------------------
-----------------------------------        Eric Gilstead

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                 OF THE FIRST PART

AND:           PETER MACLEAN
               1222 Harwood Street
               Vancouver, B.C.
               V6E 1S2

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is an employee of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:


1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be an employee of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 25,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while an employee of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be an employee of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    -------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                           ----------------------------------
-----------------------------------        Peter MacLean

                       INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                OF THE FIRST PART

AND:           ROSS MCNAUGHTON
               301 - 5558 - 208 Street
               Langley, B.C.
               V3A 2K3

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is an employee of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be an employee of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 20,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while an employee of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be an employee of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    ------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                                 ----------------------------
----------------------------------               Ross McNaughton

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                OF THE FIRST PART

AND:           RODNEY MCCULLOCH
               #11 - 831 W. 10th Avenue
               Vancouver, B.C.
               V5Z 1L7

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is an employee of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be an employee of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 20,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while an employee of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be an employee of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
     ------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                                 ----------------------------
-----------------------------------              Rodney McCulloch

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                OF THE FIRST PART

AND:           TERESA PIORUN
               10237 Wilkinson
               Mission, B.C.
               V2V 4J1

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is an employee of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be an employee of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 15,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while an employee of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be an employee of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    -------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                                 ----------------------------
-----------------------------------              Teresa Piorun

                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is dated for reference the 29th day of July, 1994.

BETWEEN:       STIRRUP CREEK GOLD LTD.
               310 - 1959 152nd Street
               Surrey, B.C.
               V4A 9E3

               (the "Company")                                OF THE FIRST PART

AND:           JOHN W. FISHER
               4704 Wesley Drive
               Delta, B.C.
               V4M 1W6

               (the "Optionee")                               OF THE SECOND PART

WHEREAS the Optionee is a director of the Company and the parties have agreed to enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1.   In this Agreement, the following terms shall have the following meanings:

     (a) "Exercise Price" shall be equivalent to the price at which shares of the Company are offered for sale to the public under the Prospectus;

     (b) "Expiry Date" shall mean the date that is five years from the date a receipt is issued by the B.C. Securities Commission for the Prospectus;

     (c) "Prospectus" shall mean the final prospectus issued in connection with the currently contemplated public offering of securities of the Company, as receipted by the B.C. Securities Commission.

2. From the date hereof, and for so long as the Optionee shall be a director of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase from treasury, on or before the Expiry Date, all or any portion of 40,000 common shares of the Company at the Exercise Price per share (the "Option").

3. The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque, or other form of payment satisfactory to the Company, in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates for the number of shares so purchased.

4. This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under the Option.

5. The Option is non-assignable and non-transferable by the Optionee otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

6. If the Optionee should die while a director of the Company, the Option may then be exercised by the Optionee's legal heirs or personal representatives to the same extent as if the Optionee were alive and acting in such capacity, for a period of six months after the Optionee's death but only for such shares as the Optionee was entitled to at the date of death.

7. Subject to paragraph 5 hereof, the Option shall cease and become null and void 30 days following the day upon which the Optionee ceases to be a director of the Company.

8. The provisions of this Agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approval of the B.C. Securities Commission as evidenced by the issuance of a receipt for the Prospectus; provided, however, that in the event this Agreement is not so approved within one year of the date of this Agreement, this Agreement shall thereafter be null and void and of no further force and effect.

9. This Agreement may only be amended by an instrument in writing signed by the parties hereto, and if the Company is, at the time of such amendment, listed on the Vancouver Stock Exchange, such amendment shall be subject to approval by the Vancouver Stock Exchange and, if the Optionee is an insider of the Company on the date hereof or is an insider of the Company at the date of the amendment, the members of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

11. The Company hereby covenants and agrees to reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option.

12.  Time shall be of the essence of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns and the Optionee and the Optionee's personal representatives to the extent provided in paragraph 6.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

STIRRUP CREEK GOLD LTD.

Per:
    -------------------------------

SIGNED, SEALED AND DELIVERED
by the Optionee in the presence of:
                                                 ----------------------------
-----------------------------------              John W. Fisher